UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 3, 2026

Date of Report (Date of earliest event reported)

WORTHINGTON STEEL, INC.

(Exact name of registrant as specified in its charter)

Ohio	001-41830	92-2632000
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 W. Old Wilson Bridge Road Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 840-3462

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 15, 2026, Worthington Steel, Inc. (the “Company”), Worthington Steel GmbH (“BidCo”), and Klöckner & Co SE (“Klöckner”) entered into a business combination agreement (the “BCA”) governing the key terms and conditions based on which BidCo launched a voluntary public cash takeover offer to all shareholders of Klöckner to tender each issued and outstanding share of Klöckner (the “Klöckner Shares”) to BidCo at a cash consideration of €11.00 per Klöckner Share (such offer, as amended, the “Offer,” and the transactions contemplated thereby, the “Klöckner Acquisition”). On June 3, 2026 (the “Settlement Date”), the Company completed the Klöckner Acquisition, including the settlement of the Offer and BidCo’s acceptance and payment for all Klöckner Shares tendered prior to or on April 14, 2026.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth above in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

As of April 14, 2026, 52,389,508 Klöckner Shares had been tendered for acceptance under the Offer and not withdrawn (the “Tendered Shares”). On the Settlement Date, BidCo accepted the transfer of Tendered Shares for consideration of €11.00 per Tendered Share. Together with the Klöckner Shares already held by the Company and its affiliates prior to the Settlement Date, the Company now holds a total of 60,710,791 Klöckner Shares, representing approximately 60.86% of Klöckner’s total outstanding share capital. The total aggregate consideration for the Tendered Shares was €576,284,588. The Company used the net proceeds from its previously announced notes offering denominated in U.S. Dollars and Euros and borrowing under its term loan, together with cash on hand, to fund the Klöckner Acquisition and pay related fees and expenses.

The foregoing description of the Offer and the BCA, and the transactions contemplated thereby, is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the BCA, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 15, 2026.

Operations of Klöckner During the Transition Period

Prior to the execution (the “Transition Period”) of a Domination and Profit and Loss Transfer Agreement (the “DPLTA”) (as described below), the Company and BidCo, on the one hand, and Klöckner, on the other hand, will continue to operate as independent companies. During the Transition Period, the relationship between the Company and Klöckner will be qualified as a de-facto group within the meaning of Sections 311 et seq. of the German Stock Corporation Act (the “AktG”) and Klöckner’s management board will remain independent and will not be subject to binding instructions from the Company or its subsidiaries. In accordance with German law, during the Transition Period, any measures induced by the Company that result in a disadvantage to Klöckner within the meaning of Section 311 of the AktG must be compensated by the Company.

The Company intends to negotiate a cooperation agreement and services agreement with Klöckner that together will establish a framework for governing the relationship between the parties during the Transition Period, including cooperation with respect to strategic direction, operations and governance of Klöckner, and the provision of certain sourcing, materials, operational and commercial services between the parties on arm’s length, market-competitive terms, in each case subject to applicable law.

Operations of Klöckner Following Execution of a Domination and Profit and Loss Transfer Agreement

The Company intends to cause the Company (or one of its subsidiaries) and Klöckner to enter into the DPLTA under Sections 291 et seq. of the AktG. The DPLTA would provide the Company with the right to issue binding instructions to the management board of Klöckner with respect to the management of Klöckner’s business and would obligate Klöckner to transfer its annual profits to the Company. In return, the Company would be required, under the terms of the DPLTA, to (i) compensate Klöckner for any annual losses, (ii) compensate the remaining minority shareholders of Klöckner through a guaranteed annual recurring compensation and (iii) offer to acquire the remaining Klöckner Shares held by such minority shareholders in exchange for fair exit cash compensation, in each case as determined in accordance with applicable German law. The remaining minority shareholders of Klöckner may challenge the adequacy of the recurring compensation or exit compensation through court appraisal proceedings, which could result in court-ordered increases to such amounts.

The execution and effectiveness of the DPLTA is subject to a number of conditions and procedural requirements under German law, including:

•	approval by the supervisory board of Klöckner;

•	approval by the general shareholders’ meeting of Klöckner by a vote of at least 75% of the share capital represented at such meeting;

•	a valuation of Klöckner by a court-appointed independent auditor to determine the adequate amount of the recurring compensation and the exit compensation to be offered to minority shareholders; and

•	registration of the DPLTA with the commercial register of the competent local German court.

There can be no assurance that the DPLTA will be executed or become effective, or as to the timing thereof.

Item 7.01	Regulation FD Disclosure.

On June 3, 2026, the Company and Klöckner issued a joint press release announcing the settlement of the Offer and the completion of the Klöckner Acquisition, a copy of which is furnished herewith as Exhibit 99.1.

The information furnished under Item 7.01 in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Company intends to file financial statements required by this Item 9.01(a) with respect to the Klöckner Acquisition described in Item 2.01 of this Current Report on Form 8-K under the cover of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

The Company intends to file pro forma financial information required by this Item 9.01(b) with respect to the Klöckner Acquisition described in Item 2.01 of this Current Report on Form 8-K under the cover of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Document Description

99.1*	Press Release, dated June 3, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

The information “furnished” in this Current Report on Form 8-K under Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Important Information

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction. The Offer was made exclusively on the basis of the applicable provisions of German law, in particular the German Securities Acquisition and Takeover Act (“WpÜG”) and certain securities laws provisions of the United States of America (the “United States” or “U.S.”). The Offer was not made in accordance with the legal requirements of any jurisdiction other than the Federal Republic of Germany or the United States (to the extent applicable). No announcements, registrations, approvals or authorizations for the Offer were made, arranged for or granted outside the Federal Republic of Germany or the United States (to the extent applicable). Subject to the exceptions described in the offer document, as amended, and any exemptions granted by the relevant regulatory authorities, the Offer was not made, directly or indirectly, in any jurisdiction where to do so would have constituted a violation of applicable national law.

The Offer related to shares in a German company and was subject to the statutory provisions of the Federal Republic of Germany on the implementation of such an offer, which differ from those of the United States and other jurisdictions in certain material respects. The financial information relating to BidCo and Klöckner included elsewhere, including in the offer document, as amended, was prepared in accordance with provisions applicable in the Federal Republic of Germany and was not prepared in accordance with generally accepted accounting principles in the United States; therefore, it may not be comparable to financial information relating to U.S. companies or companies from other jurisdictions outside the Federal Republic of Germany. The Offer was not submitted to the review or registration procedures of any securities regulator outside of Germany and was not approved or recommended by any other securities regulator. Klöckner shareholders whose place of residence, incorporation or place of habitual abode is in the United States should note that the Offer was made in respect of securities of a company which is a foreign private issuer within the meaning of the U.S. Securities Exchange Act of 1934, as amended (the “U.S. Exchange Act”) and the shares of which are not registered under Section 12 of the U.S. Exchange Act and that Klöckner is not subject to the periodic reporting requirements of the U.S. Exchange Act, and is not required to, and does not, file any reports with the U.S. Securities and Exchange Commission (the “SEC”) thereunder. The Offer was made in the United States pursuant to Section 14(e) and Regulation 14E under the U.S. Exchange Act, subject to the exemption provided under Rule 14d-1(d) under the U.S. Exchange Act, for a Tier II tender offer and was principally governed by disclosure and other regulations and procedures of the Federal Republic of Germany, including with respect to the takeover offer timetable, settlement procedures, withdrawal, waiver of conditions and timing of payments, which are different from those of the United States. The Offer was made to Klöckner’s shareholders resident in the United States on the same terms and conditions as those made to all other shareholders of Klöckner to whom the Offer was made. To the extent that the Offer was subject to U.S. securities laws, such laws applied only to Klöckner shareholders in the United States, and no other person has any claims under such laws.

BidCo and its affiliates or affiliates of its financial advisor reserved the right to directly or indirectly purchase or arrange to purchase Klöckner shares or any other securities that are convertible into, exchangeable for or exercisable for such Klöckner shares outside of the Offer, provided that such purchases or arrangements to purchase were not made in the United States and complied with the applicable German statutory provisions, in particular the WpÜG. Information about such purchases or arrangements to purchase, including the number of Klöckner shares purchased and the consideration paid, was published in German and English language without undue delay to the extent required under the laws of the Federal Republic of Germany, the United States or any other relevant jurisdiction.

Any agreement concluded with BidCo as a result of the acceptance of the Offer is governed exclusively by the laws of the Federal Republic of Germany and shall be construed accordingly. It may be difficult for shareholders from the United States (or from jurisdictions other than Germany) to enforce their rights and claims arising in connection with the Offer under the U.S. Securities Act of 1933, as amended (or other laws known to them) because BidCo and Klöckner are located outside the United States (or the jurisdiction in which the shareholder is domiciled) and their respective officers and directors are domiciled outside the United States (or the jurisdiction in which the shareholder is domiciled). It may be impossible to sue a non-U.S. company or its officers and directors in a non-U.S. court for violations of U.S. securities laws. It may also be impossible to compel a non-U.S. company or its subsidiaries to submit to the judgment of a U.S. court.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Such forward-looking statements include, but are not limited to, statements regarding Worthington Steel’s and Klöckner’s plans, objectives, expectations and intentions related to the integration of the Klöckner Acquisition, the execution and effectiveness of the cooperation agreement, the services agreement and/or the DPLTA, the expected benefits and synergies of the Klöckner Acquisition, the future financial condition and performance of the combined company, and other statements that are not historical or current fact and are characterized by terms like “expects,” “believes,” “anticipates,” “estimates,” “intends,” “plans,” “assumes,” “may,” “will,” “would,” “should” and “aims” and similar expressions. Forward-looking statements are based on current intentions, assumptions or expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause results to differ materially from current expectations include, but are not limited to, risks and uncertainties regarding Worthington Steel’s and Klöckner’s respective businesses and the integration of the Klöckner Acquisition, and actual results may differ materially. These risks and uncertainties include, but are not limited to, (i) the ability of the combined company to successfully integrate Klöckner’s operations and realize the expected benefits and synergies of the Klöckner Acquisition on the anticipated timeline or at all, (ii) the ability of the Company to cause the execution and effectiveness of the cooperation agreement, the services agreement and/or the DPLTA, including, with respect to the DPLTA, the satisfaction of procedural requirements under German law, (iii) the effects of the Klöckner Acquisition on Worthington Steel’s and Klöckner’s operations, including on the combined company’s future financial condition and performance, operating results, strategy and plans, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, economic performance, indebtedness, losses, future prospects, and business and management strategies for the management, expansion and growth of the combined company’s operations, (iv) the potential impact of the consummation of the Klöckner Acquisition on relationships with customers, suppliers and other third parties, (v) the ability of the combined company to achieve the anticipated cost synergies or accretion to earnings per share, and (vi) the other factors detailed in Worthington Steel’s reports filed with the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors,” as well as the other risks discussed in Worthington Steel’s filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This Current Report on Form 8-K speaks only as of the date hereof. Each of Worthington Steel and Klöckner disclaims any duty to update the information herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON STEEL, INC.

Date: June 3, 2026	By:	/s/ Joseph Y. Heuer
	Name:	Joseph Y. Heuer
	Title:	Vice President - General Counsel and Secretary